UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
May 24, 2006

New Jersey State of Incorporation	Commission File Number 1-3822	21-0419870 I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.02 — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.02(b) On May 24, 2006, John Brock resigned as a Director of Campbell Soup Company. Mr. Brock had been a Director since November 2004. A copy of the press release announcing Mr. Brock’s resignation is attached as Exhibit 99.1 to this Current Report on
Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 25, 2006, the Board of Directors of Campbell Soup Company approved an amendment to Article II, Section 1 of the company’s By-Laws, effective May 25, 2006, to change the size of the Board from 17 to 16 directors. A copy of the By-Laws, as amended, is filed as Exhibit 3(i) to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

3(i)	By-Laws of the Registrant, effective May 25, 2006.

99.1	Release dated May 25, 2006 announcing the resignation of John Brock as a Director of Campbell Soup Company.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY (Registrant)
Date: May 26, 2006

	By:	/s/ John J. Furey
John J. Furey
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3(i)	By-Laws of the Registrant, effective May 25, 2006.

99.1	Release dated May 25, 2006 announcing the resignation of John Brock as a Director of Campbell Soup Company.

3